Employee benefits	12 Months Ended
Dec. 31, 2023
Employee benefits
Employee benefits

9.Employee benefits

The following table shows the items of employee benefits for the years ended December 31:

	2023	2022	2021
Wages and salaries	21,972	23,370	17,882
Social security contributions	3,002	3,098	2,332
Termination benefits	2,134	0	0
	27,108	26,468	20,214

The employer’s contributions to pension insurance plans of €1,272 (2022: €1,322, 2021: €1,030) are classified as payments under a defined contribution plan and are recognized as an expense.

In April 2023, Affimed conducted a reorganization of its operations to focus on the Group’s three clinical stage development programs. As a result of the reorganization, the Group incurred one-time expenditure for termination payments, which were settled during 2023. Further, included in the termination benefits are payments due to Affimed’s former Chief Executive Officer in connection with his departure from the Company.